Fiscal 2026 Third Quarter Earnings Presentation August 6, 2026

About This Presentation This presentation contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements use forward-looking words such as “believe,” “plan,” “anticipate,” “continue,” “estimate,” “expect,” “may,” or other similar words and terms of similar meaning, although not all forward-looking statements contain such words. These statements discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future. Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control; accordingly, there is no assurance that results will be realized. You should read UGI’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more extensive list of factors that could affect results. We undertake no obligation (and expressly disclaim any obligation) to update publicly any forward-looking statement, whether as a result of new information or future events, except as required by the federal securities laws. Management uses “UGI Corporation adjusted net income”, “UGI Corporation adjusted diluted earnings per share (“EPS”)”, “UGI Corporation adjusted EBITDA”, “UGI International free cash flow”, “UGI International adjusted EBITDA” “UGI Energy Services adjusted EBITDA” and “AmeriGas Propane adjusted EBITDA”, each of which are non-GAAP financial measures, when evaluating UGI's overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impacts of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period- over-period results. Volatility in net income attributable to UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions but included in earnings in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The tables in the Appendix reconcile UGI Corporation adjusted net income, UGI Corporation adjusted diluted EPS, UGI Corporation adjusted EBITDA, UGI International free cash flow, UGI International adjusted EBITDA, UGI Energy Services adjusted EBITDA and AmeriGas Propane adjusted EBITDA to their nearest GAAP measures. 2

Bob Flexon President & Chief Executive Officer Sean O’Brien Chief Financial Officer

YTD FY26 Key Highlights

UGI CORPORATION

Adjusted Diluted EPS[1]



$3.55
$3.17
YTD FY25[2]
YTD FY26[2]

YTD FY26 GAAP diluted EPS of $3.08 vs. $3.16 in YTD FY25

Reportable Segments EBIT[3]



($ in Millions)
$1,184
$1,187
YTD FY25[4]
YTD FY26[4]

Creating Sustainable Shareholder Value through every Segment

- Disciplined execution and portfolio strength driving YTD results, offsetting the impact of the non-core LPG divestitures (Hawaii, Italy, Austria and Eastern Europe) and weather headwinds
- ~76% of total capex directed to natural gas businesses, with 8,500+ new heating customers added at the regulated utilities
  - Cast iron replacement commitment completed ahead of schedule, reflecting continued focus on safety
- On July 31st, the Administrative Law Judges issued a Recommended Decision accepting the joint petition for settlement of the gas rate case with no modifications
  - Pending approval by the PA Public Utility Commission, the settlement would permit a two-step $65M rate increase (~$40M in October 2026, ~$25M in October 2027), with a stay-out through January 2029
  - Includes expanded arrearage forgiveness pilot that extends debt relief to households earning up to 300% of the federal poverty level, helping vulnerable customers stay in service and manage bills while mitigating bad debt risk
- Continue to position the Midstream business for growth, with several planned well-pad expansions on the UGI Appalachia system to increase throughput

1. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 2. YTD signifies the 9-month period ended June 30. 3. Reportable Segments EBIT stands for UGI Corporation's Earnings before interest expense and income taxes excluding EBIT related to Corporate & Other. 4. Includes the impact of ~$40 million from the previously announced LPG divestitures and the effects of warmer than prior year weather.

4

Strengthening Fundamentals to Drive Growth at AmeriGas Propane

While continuing to strengthen its foundation, ***AmeriGas Propane has enhanced volume retention when compared to pre-fiscal 2025 levels, materially improved its balance sheet and strengthened its free cash flow[1] generation capability.***

Positioned for Growth

- ✓ Focused execution on the ~20 active workstreams across multiple focus areas[2]
- ✓ Continue to ramp up sales & marketing, expanding sales channels and targeting new B2B customers with several key commercial accounts added for FY27
- ✓ Well positioned for the anticipated return of distributions to UGI Corporation in FY27

Operational Improvements: YTD FY26 compared to YTD FY24

Safety	Operations	Customer Satisfaction
▼44% RI Rate	▼21% % Out of Gas[3]	▼28% Call Volume
▼50% LTI Rate	▼17% % Zero Fill Stops	▼6% Average Handle Time[3]
▼26% AVI Rate	▼9% Miles Driven	▲63% Net Promoter Score

Metrics are benchmarked against YTD FY24 to show cumulative progress across the turnaround, with year-over-year gains continuing across safety, operations, and customer satisfaction in FY26.

1. Free Cash Flow is a non-GAAP measure defined as cash flow from operations less capital expenditure. 2. This reflects active workstreams as of Q3 FY2026. Additional improvement opportunities are actively evaluated on an ongoing basis. 3. Q3 FY26 compared to Q3 FY24.

5

Positioned for Growth at UGI International

*UGI International combines its leading market position with a strong track record of operational excellence, generating **~$200 million of free cash flow[1] annually, ~23% EBITDA margin[2], and ~15% return on capital employed[3].***

*The business consistently executes and has a **renewed focus on disciplined organic growth. Recently announced European LPG take-private transaction underscores the embedded value of our International LPG business.***

Measurable YoY Improvement in Leading Indicators

▲ 2%	▼ 45%	▼ 54%	▼ 56%
YTD EBIT growth[4]	YTD Lost Time Injuries	YTD Zero Fills	YTD AVI

Positioned for Growth

- ✓ 90%+ company-owned tanks drives strong customer retention
- ✓ Focus on driving growth through various channels including autogas, B2B expansion, and heating-oil conversions, which is ~4x the LPG market in France

1. Free Cash Flow is a non-GAAP measure defined as cash flow from operations less capital expenditure. See Appendix for reconciliation. 2. Calculated as Adjusted EBITDA/Revenue. Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation. 3. Return on Capital Employed (ROCE) calculated as EBIT/(Total Assets-Current Liabilities-Customer tank and cylinder deposits). See Appendix for computation. 4. Adjusted for divestments.

6

Q3 and YTD FY26 Financial Update

Q3 FY26 Reportable Segments EBIT1 vs Q3 FY25 ($ in Millions) 8 $72 $10 $3 ($2) ($25) $58 Q3 FY25 Utilities Midstream & Marketing UGI International AmeriGas Propane Q3 FY26 1. Reportable Segments EBIT stands for UGI Corporation’s Earnings before interest expense and income taxes excluding EBIT related to Corporate & Other.

Q3 FY26 Segment Results Recap – Natural Gas

Q3 FY26 EBIT - Comparison with Q3 FY25

($ in Millions)

Utilities



$30
$13
$0
($3)
$0
$40
Q3 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY26 EBIT

Key Drivers

- ▲ Core market volumes were comparable to Q3 FY25
- ▲ Margin increase largely reflects higher Gas Utility total margin ($11M) primarily due to the increase in the PA Gas Utility base rates (effective October 2025)
- ▼ Higher D&A expense reflects the effects of continued distribution system capital expenditure activity

Weather	
Vs. Normal	4.1% (Warmer)
Vs. PY	5.6% (Colder)

Midstream & Marketing



$27
$13
($8)
($2)
$0
$30
Q3 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY26 EBIT

Key Drivers

- ▲ Margin was slightly higher largely due to the timing of capacity margin and recovery of higher pipeline costs
- ▼ Higher OPEX primarily due to higher operating expenses related to new LNG and renewable energy projects

Weather	
Vs. Normal	10.2% (Warmer)
Vs. PY	4.6% (Warmer)

Increase | Decrease

Colder | Warmer

Total margin represents total revenue less total cost of sales. In the case of Utilities, the total margin is also reduced by certain revenue-related taxes. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization.

9

UGI CORPORATION

Q3 FY26 Segment Results Recap – Global LPG

Q3 FY26 EBIT - Comparison with Q3 FY25

($ in Millions)

UGI International



$43
($6)
$3
$4
($3)
$41
Q3 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY26 EBIT

Key Drivers

- ▼ Retail volumes were 10% lower largely attributable to the divestitures of certain non-core LPG businesses
- ▼ Margin decrease primarily reflects the lower LPG retail volumes sold, partially offset by the effects of higher average unit margins and the translation effects of the stronger foreign currencies ($5M)
- ▲ Lower OPEX reflects the impact of the aforementioned divestitures and lower personnel expenses, substantially offset by the translation effects of the stronger foreign currencies ($3M) and inflationary increases

Weather

Vs. Normal
23.1% (Warmer)

Vs. PY
2.2% (Warmer)

AmeriGas Propane



($28)
($26)
$0
$3
($2)
($53)
Q3 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY26 EBIT

Key Drivers

- ▼ Retail gallons decreased 10%, primarily reflecting April temperatures that were 16% warmer than the prior year and continuing customer attrition
  - On a weather-adjusted basis and excluding the Hawaii divestiture, retail gallons decreased 6% in Q3 and 2% YTD
- ▼ Total margin decreased primarily reflecting the lower retail propane volumes ($19M) sold and lower fee income ($5M)

Weather

Vs. Normal
1.9% (Colder)

Vs. PY
0.2% (Warmer)

Legend: Increase | Decrease | Colder | Warmer

Total margin represents total revenue less total cost of sales. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization.

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YTD FY26 Financial Performance

Guidance Reaffirmed

- ***YTD FY26 GAAP diluted EPS of $3.08 vs. $3.16 in YTD FY25***
- ***Reaffirming FY26 adjusted diluted EPS guidance of $2.75-2.90[1]***

YTD FY26 Reportable Segments EBIT[2] vs YTD FY25



($ in Millions)
$1,184
$35
($8)
$1
($25)
$1,187
YTD FY25
Utilities
Midstream & Marketing
UGI International
AmeriGas Propane
YTD FY26

YTD FY26 EBIT includes the impact of ~$40 million from the previously announced LPG divestitures and the effects of warmer than prior year weather

YTD FY26 Adjusted Diluted EPS[3] vs YTD FY25



$3.55
$1.19
$1.18
$1.05
$0.07
$0.06
YTD FY25
Utilities
Midstream & Marketing
UGI International
AmeriGas Propane
Corp & Other
$3.17
$1.26
$0.82
$1.01
$0.21
($0.13)
YTD FY26

Decline in YTD EPS is largely attributable to higher taxes ($0.25) and of interest expense ($0.09)

1. Because we are unable to predict certain potentially material items affecting diluted EPS on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile FY26 adjusted diluted EPS, a non-GAAP measure, to diluted EPS, the most directly comparable GAAP measure, in reliance on the "unreasonable efforts" exception set forth in SEC rules. 2. Reportable Segments EBIT stands for UGI Corporation's Earnings before interest expense and income taxes excluding EBIT related to Corporate & Other. 3. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation.

11

Liquidity and Balance Sheet Update

Continued focus on balance sheet discipline

- Completed several debt transactions to extend maturities and reduce borrowing costs which are projected to deliver savings of ~$30 million on an annualized basis

- UGI Corporation leverage[1] and of **3.8x** as of June 30, 2026
- AmeriGas Propane leverage[1] of **4.3x** as of June 30, 2026
- Well within leverage[1] targets for all other entities as of June 30, 2026

Available Liquidity ($ in Billions)[2,3]



$1.9
$1.5
$0.4
Jun-25
$1.6
$1.3
$0.3
Sep-25
$1.6
$1.3
$0.3
Dec-25
$2.1
$1.6
$0.5
Mar-26
$1.9
$1.4
$0.5
Jun-26
Cash and cash equivalents
Available borrowing capacity

UGI Corporation Long-Term Debt Maturities ($ in Millions)[3,4]



FY26
$68
FY27
$1,100
$41
$263
$318
FY28
$289
FY29
$2,008
$782
$800
$1,050
FY30-55
AmeriGas Propane
UGI International
Midstream & Marketing
Utilities
UGI Corporation

1. Leverage defined as net debt to Adjusted EBITDA for all entities except the Utilities. Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation. Leverage at the Utilities is measured as the ratio of Total Debt to Equity. Leverage at UGI Corporation differs from relevant debt agreement due to cash eligibility within net debt and other adjustments. Leverage under the relevant debt agreement is 4.1x. 2. Available liquidity comprised of cash and cash equivalents and available borrowing capacity on revolving credit facilities. 3. As of June 30, 2026. 4. Long-term debts with maturities of less than $10 million in a particular year have not been represented in the chart.

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Creating Sustainable Shareholder Value through our Diversified Energy Portfolio

Business Lines	Natural Gas		Global LPG	
Segments	Utilities	Midstream & Marketing	UGI International	AmeriGas Propane
YTD FY26 Adj. Diluted EPS Contribution[1]	38%	25%	31%	6%
Key Strengths	• **2nd largest** regulated gas utility in PA[2]; ~700K customers across 45 counties • **Largest regulated utility** in WV[2] • **9%+ rate base CAGR** (FY26–29) backed by a ~$1.7B capital program[4] • **>90% of gas from low-cost Marcellus** - a durable customer cost advantage • Regulated returns deliver **stable, weather-hedged earnings**	• Strategic **gathering, transmission & storage** across the Marcellus / Utica • **81% fee-based margin** - take-or-pay contracts cushion commodity swings[5] • FERC-regulated storage plus **LNG peaking** assets • Levered to rising **regional** demand • Leverage of **2.0x[8]** (June 30, 2026)	• **#1 LPG distributor** in France, Belgium, Denmark & Luxembourg[3] (France ~50% market share[3], ~70% of EBIT) • ~400K bulk and 20M+ cylinders[5] • Sticky customer base: >90% tank ownership[5] • Unit margins **resilient through commodity & economic cycles** • **~15% ROCE[6]** (3-yr avg), **~95% FCF conversion[7]** (3-yr avg) • Leverage of **1.6x[8]** (June 30, 2026)	• **Largest US retail propane distributor** - ~1M+ customers, 1,300+ sites, 49 states[5] • National **fleet & storage network** anchors supply reliability • **ACE cylinder exchange** at 41,500+ outlets • **Operational transformation** lifting customer service, operational performance, productivity and safety • Disciplined **deleveraging;** leverage of **4.3x[8]** (June 30, 2026)

1. Excludes Corporate & Other. Year-to-date (YTD) signifies 9-month period ending June 30, 2026. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 2. Based on total customers. 3. UGI International estimate based on the volume of propane gallons distributed annually. 4. The forward-looking information used on this slide is as of November 21, 2025, and is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 5. Information as of September 30, 2025. 6. Return on Capital Employed (ROCE) calculated as EBIT/(Total Assets-Current Liabilities-Customer tank and cylinder deposits). See Appendix for computation. 7. Free cash flow (FCF) conversion is a non-GAAP measure and is calculated as Free Cash Flow/Net Income. See appendix for reconciliation. 8. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation.

13

Q & Q A

UGI Corporation Adjusted Diluted Earnings per Share (non-GAAP) (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our CODM in assessing segment. 16 Q3 FY26 Q3 FY25 YTD FY26 YTD FY25 Utilities $0.04 $0.02 $1.26 $1.19 Midstream & Marketing 0.06 0.09 0.82 1.18 UGI International 0.08 0.17 1.01 1.05 AmeriGas Propane (0.29) 0.17 0.21 0.07 Corporate & Other (a) (0.51) (1.21) (0.22) (0.33) Diluted earnings (loss) per share (0.62) (0.76) 3.08 3.16 Net losses (gains) on commodity derivative instruments not associated with current-period transactions 0.36 0.38 (0.08) 0.06 Unrealized losses (gains) on foreign currency derivative instruments (0.03) 0.08 (0.08) 0.05 Loss on extinguishments of debt 0.05 0.04 0.05 0.04 Restructuring costs 0.02 — 0.02 — Net loss (gain) on disposals of businesses 0.02 0.25 0.18 0.24 Total adjustments (a) 0.42 0.75 0.09 0.39 Adjusted diluted earnings (loss) per share ($0.20) ($0.01) $3.17 $3.55

UGI Corporation Adjusted Net Income (non-GAAP)

($ in Millions)	Q3 FY26	Q3 FY25	YTD FY26	YTD FY25
Utilities	$9	$5	$278	$260
Midstream & Marketing	12	19	182	258
UGI International	18	36	224	229
AmeriGas Propane	(62)	37	47	16
Corporate & Other (a)	(110)	(260)	(47)	(72)
Net income (loss) attributable to UGI Corporation	**(133)**	**(163)**	**684**	**691**
Net losses (gains) on commodity derivative instruments not associated with current-period transactions (net of tax of $(15), $(31), $11 and $(2), respectively)	76	81	(21)	12
Unrealized losses (gains) on foreign currency derivative instruments (net of tax of $1, $(7), $6 and $(4), respectively)	(6)	18	(17)	12
Loss on extinguishments of debt (net of tax of $(4), $(2) $(4) and $(2), respectively)	11	8	11	8
Restructuring costs (net of tax of $(2), $0, $(2) and $0, respectively)	4	—	4	—
Net loss (gain) on disposals of businesses (net of tax of $(2), $(1), $(1) and $(1), respectively)	5	53	41	53
Total adjustments (a) (b)	90	160	18	85
Adjusted net income (loss) attributable to UGI Corporation	**$ (43)**	**$ (3)**	**$702**	**$776**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

17

UGI Corporation Q3 FY26 Segment Reconciliation (GAAP)

($ in Millions)	Total	Utilities	Midstream & Marketing	UGI International	AmeriGas Propane	Corp & Other
Revenues	$1,331	$302	$249	$436	$372	($28)
Cost of sales	(758)	(117)	(159)	(250)	(171)	(61)
Total margin	**$573**	**$185** [1]	**$90**	**$186**	**$201**	**($89)**
Operating and administrative expenses	(491)	(100) [1]	(40)	(126)	(220)	(5)
Depreciation and amortization	(138)	(47)	(22)	(27)	(42)	—
Gain (loss) on disposals of businesses	(7)	—	—	—	—	(7)
Other operating income (expense), net	19	1	3	8	8	(1)
Operating income (loss)	(44)	39	31	41	(53)	(102)
Income (loss) from equity investees	(1)	—	(1)	—	—	—
Loss on extinguishments of debt	(15)	—	—	—	—	(15)
Other non-operating income (expense), net	8	1	—	—	—	7
Earnings (loss) before income taxes and interest expense	**(52)**	**40**	**30**	**41**	**(53)**	**(110)**
Interest expense	(109)	(29)	(15)	(11)	(35)	(19)
Income (loss) before income taxes	(161)	11	15	30	(88)	(129)
Income tax benefit (expense)	28	(2)	(3)	(12)	26	19
Net income (loss) attributable to UGI Corporation	**($133)**	**$9**	**$12**	**$18**	**($62)**	**($110)**

All non-GAAP adjustments are recorded at Corporate and Other. As a result, GAAP and non-GAAP earnings from each reportable segment – Utilities, Midstream & Marketing, UGI International and AmeriGas Propane – are the same.

1. For US GAAP purposes, certain revenue-related taxes within our Utilities segment are included in "Operating and administrative expenses" above. Such costs reduce margin for Management's Results of Operations reported in our periodic filings.

18

UGI Corporation Adjusted EBITDA (non-GAAP)

($ in Millions)	Year Ended September 30, 2025	2024	2023	LTM FY26	LTM FY25	Nine Months Ended June 30, 2026	2025	2024
Net income (loss) including noncontrolling interests	$678	$269	($1,502)	$671	$418	$684	$691	$542
Income taxes	18	71	(335)	92	11	166	92	152
Interest expense	411	394	379	437	403	331	305	296
Depreciation and amortization	561	551	532	561	553	416	416	414
EBITDA	**1,668**	**1,285**	**(926)**	**1,761**	**1,385**	**1,597**	**1,504**	**1,404**
Net losses (gains) on commodity derivative instruments not associated with current-period transactions	9	(77)	1,644	(37)	19	(32)	14	(82)
Unrealized losses (gains) on foreign currency derivative instruments	10	31	38	(29)	29	(23)	16	18
Loss on extinguishments of debt	10	9	9	15	12	15	10	7
Business transformation expenses	—	—	10	—	—	—	—	—
Impairments of equity method investments and assets	—	33	—	—	1	—	—	32
Restructuring costs	—	76	—	6	27	6	—	49
Loss associated with impairment of AmeriGas Propane goodwill	—	195	656	—	195	—	—	—
Costs associated with exit of the UGI International energy marketing business	—	84	248	—	2	—	—	82
Net loss (gain) on disposals of businesses	36	66	—	24	58	42	54	62
Net gain on sale of UGI headquarters building	—	—	(14)	—	—	—	—	—
AmeriGas operations enhancement for growth project	—	25	24	—	—	—	—	25
Adjusted EBITDA	**$1,733**	**$1,727**	**$1,689**	**$1,740**	**$1,728**	**$1,605**	**$1,598**	**$1,597**

Note: Adjusted EBITDA is a non-GAAP measure.

19

20 UGI International Free Cash Flow (non-GAAP), EBIT and Capital Employed ($ in Millions) Year Ended September 30, LTM LTM LTM Nine Months Ended June 30, 2025 2024 2023 FY26 FY25 FY24 2026 2025 2024 2023 UGI International EBIT $314 $323 $234 $315 $314 $323 $297 $296 $305 $216 Total Assets $3,134 $2,906 $3,105 $2,833 $3,191 $2,807 $2,833 $3,191 $2,807 $3,179 Less: Current Liabilities 680 604 785 $367 $722 $596 367 722 596 810 Less: Customer tank and cylinder deposits 246 243 249 $218 $250 $237 218 250 237 260 UGI International Capital Employed $2,208 $2,059 $2,071 $2,248 $2,219 $1,974 $2,248 $2,219 $1,974 $2,109 ($ in Millions) Year Ended September 30, LTM LTM LTM Nine Months Ended June 30, 2025 2024 2023 FY26 FY25 FY24 2026 2025 2024 2023 Net Cash from Operating Activities $358 $306 $139 $277 $389 $327 $195 $276 $193 $5 Less: Capital Expenditures 93 87 129 94 87 100 56 55 55 84 UGI International Free Cash Flow $265 $219 $10 $183 $302 $227 $139 $221 $138 ($79)

21 UGI International Adjusted EBITDA (non-GAAP) Year Ended September 30, LTM FY26 LTM FY25 Nine Months Ended June 30, ($ in Millions) 2025 2024 2023 2026 2025 2024 Net income (loss) $158 $96 $ (1,076) $267 $126 $246 $137 $107 Income taxes 12 (31) (406) 61 (38) 66 17 24 Interest expense 46 44 37 45 45 33 34 33 Depreciation and amortization 123 119 116 116 200 82 89 8 EBITDA 339 228 (1,329) 489 333 427 277 172 Net losses (gains) on commodity derivative instruments not associated with current- period transactions 47 7 1,399 (55) 84 (56) 46 (31) Unrealized losses (gains) on foreign currency derivative instruments 10 31 38 (29) 29 (23) 16 18 Impairments of equity method investments and assets — 33 — — 1 — — 32 Restructuring costs — 57 — — 19 — — 38 Costs associated with exit of the UGI International energy marketing business — 84 243 — 2 — — 82 Net loss (gain) on disposals of businesses 53 — — 41 54 42 54 — Intercompany interest income (12) — — (14) (8) (10) (8) — Adjusted EBITDA $437 $440 $351 $432 $514 $380 $385 $311

22 AmeriGas Propane Adjusted EBITDA (non-GAAP) Year Ended September 30, LTM FY26 LTM FY25 Nine Months Ended June 30, ($ in Millions) 2025 2024 2023 2026 2025 2024 Net income (loss) $29 $(243) $(616) $ (7) $(209) $55 $91 $57 Income taxes 2 3 — 1 3 — 1 1 Interest expense 144 156 163 147 140 109 106 122 Depreciation and amortization 178 178 177 170 179 127 135 134 EBITDA 353 94 (276) 311 113 291 333 314 Net losses (gains) on commodity derivative instruments not associated with current- period transactions (1) (21) 16 2 3 (4) (7) (31) Loss on extinguishments of debt 9 8 9 13 11 13 9 6 Restructuring costs — 1 — 2 (1) 2 — 2 Loss associated with impairment of AmeriGas Propane goodwill — 213 650 — 213 — — — Net loss (gain) on disposals of businesses (17) — — (17) — — — — AmeriGas operations enhancement for growth project — 25 24 — — — — 25 Adjusted EBITDA $344 $320 $423 $311 $339 $302 $335 $316

23 UGI Energy Services Adjusted EBITDA (non-GAAP) Year Ended September 30, LTM FY26 LTM FY25 Nine Months Ended June 30, ($ in Millions) 2025 2024 2023 2026 2025 2024 Net income $298 $229 $30 $178 $313 $162 $282 $198 Income taxes (15) 39 (13) 34 (5) 33 (16) 28 Interest expense 49 41 45 58 47 44 35 29 Depreciation and amortization 81 86 86 86 80 65 60 66 EBITDA 413 395 148 356 435 304 361 321 Net losses (gains) on commodity derivative instruments not associated with current-period transactions (37) (63) 230 16 (68) 28 (25) (20) Loss on extinguishments of debt — 1 — 2 — 2 — 1 Restructuring costs — 1 — — 1 — — — Net loss (gain) on disposals of businesses — 66 — — 4 — — 62 Adjusted EBITDA $376 $400 $378 $374 $372 $334 $336 $364

Investor Relations: Tameka Morris morrista@ugicorp.com Arnab Mukherjee mukherjeea@ugicorp.com